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                                                                  EXHIBIT 23(d)

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Prospectus/Joint Proxy Statement, of our report dated January 25, 1996, included in the Annual Report on Form 10-K of Family Bancorp for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus/Joint Proxy Statement.

                                                   WOLF & COMPANY, P.C.

Boston, Massachusetts
July 1, 1996